UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

New York City REIT, Inc.

(Name of Registrant as Specified in Its Charter)

Comrit Investments 1, LP

Comrit Investments Ltd.

I.B.I. Investment House Ltd

Ziv Sapir

Sharon Stern

Erez Shacham

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Comrit Investments 1, LP c/o Corporate Election Services P. O. Box 3230 Pittsburgh, PA 15230     Please fold and detach card at perforation before mailing.     NEW YORK CITY REIT, INC. W HIT E P R O X Y C A R D 2022 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF COMRIT INVESTMENTS 1, LP AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION THE BOARD OF DIRECTORS OF NEW YORK CITY REIT, INC. IS NOT SOLICITING THIS PROXY The undersigned appoints Ziv Sapir, Ori Epstein, John Ferguson, and Joe Mills, and each of them, attorneys and agents with full power of substitution to vote all shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”) which the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Stockholders of New York City REIT, Inc., a Maryland corporation (the “Company”), scheduled to be held on Tuesday, May 31, 2022 at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP located at 1285 Avenue of the Americas, New York, NY 10019, commencing at 8:00 a.m. Eastern Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”). The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Comrit Investments 1, LP (“Comrit”) a reasonable time before this solicitation. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3, AND “ONE YEAR” WITH RESPECT TO PROPOSAL 4. This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Comrit’s solicitation of proxies for the Annual Meeting. Signature Title Signature (if jointly held) Dated: WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. PLEASE SIGN AND RETURN AS SOON AS POSSIBLE

PLEASE VOTE TODAY!

↓ Please fold and detach card at perforation before mailing. ↓

NEW YORK CITY REIT, INC. **WHITE PROXY CARD**

COMRIT STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEE LISTED BELOW IN PROPOSAL 1. COMRIT MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2. COMRIT RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" PROPOSAL 3. COMRIT RECOMMENDS THAT STOCKHOLDERS VOTE "ONE YEAR" WITH RESPECT TO PROPOSAL 4.

1. Comrit's proposal to elect Sharon Stern as a Class II director of the Company.

   Nominee:

   (1) Sharon Stern

   ❑ FOR THE NOMINEE ❑ WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE

   Comrit does not expect that Sharon Stern (the "Nominee") will be unable to stand for election, but, in the event the Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for any substitute nominee, to the extent this is not prohibited under the Company's organizational documents and applicable law. In addition, Comrit has reserved the right to nominate a substitute person if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Company's organizational documents and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee.

   COMRIT INTENDS TO USE THIS PROXY TO VOTE "FOR THE NOMINEE," SHARON STERN.

   THERE IS NO ASSURANCE THAT THE CANDIDATE WHO HAS BEEN NOMINATED BY THE COMPANY WILL SERVE AS A DIRECTOR IF OUR NOMINEE IS ELECTED.

2. The Company's proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

   ❑ FOR ❑ AGAINST ❑ ABSTAIN

3. The Company's proposal to approve the non-binding advisory resolution regarding executive compensation.

   ❑ FOR ❑ AGAINST ❑ ABSTAIN

4. The non-binding vote regarding the frequency of future advisory votes on executive compensation provides stockholders with four alternatives: one year, two years, three years or abstain.

   ❑ 1 YEAR ❑ 2 YEARS ❑ 3 YEARS ❑ ABSTAIN

Continued and to be signed on the reverse side.